Exhibit 99.1
Business Overview May 12, 2009

Safe Harbor Statement Certain statements in this presentation may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Walter Investment Management Corp. is including this cautionary statement to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical fact are forward-looking statements. The use of words such as “expect,” “anticipate,” “project,” “estimate,” “forecast,” “objective,” “plan,” “goal” and similar expressions is intended to identify forward looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements, to differ materially from future results, performance or achievements. The forward-looking statements are based on the Company’s current belief, intentions and expectations. These statements are not guarantees or indicative of future performance. The Company’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties; including, without limitation, the following important risks, factors and assumptions which could affect the Company’s future results and could cause actual results to differ materially from those expressed in the forward looking statements: •Integration of the former Hanover Capital Mortgage Holdings, Inc. business into that of Walter Investment Management, LLC and its affiliates; •The Company’s continued qualification as a REIT for Federal Income Tax Purposes; •Local, regional, national and global economic trends and developments in general; and local, regional and national real estate and residential mortgage market trends and developments in particular; •Financing sources and availability, and future interest expense; ·Changes in federal, state and local policies, laws and regulations affecting mortgage financing or servicing; •Anticipated business development activities and future capital expenditures; and ·Future performance generally. This business overview also contains or references certain non-GAAP financial measures and pro forma information which are intended to assist in the evaluation of certain financial information provided by the Company. Please refer to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 12, 2009, and available on the Company’s website at www.walterinvestment.com, for definitions of non-GAAP measures and reconciliations to the nearest GAAP measures used in this business overview. All forward looking statements set forth herein are qualified by these cautionary statements and are made only as of May 12, 2009. The Company undertakes no obligation to update or revise the information contained herein whether as a result of new information, subsequent events or circumstances or otherwise, unless otherwise required by law. 2

Company Overview 4 History 10 Financial Overview 12 Mortgage Servicing 18 Advisory and Insurance Services 27 Growth Strategy 30 Appendix 33 Table of Contents

Company Overview

Walter Investment Management Corp Mortgage portfolio owner, mortgage servicer and asset manager specializing in subprime, non-conforming and other credit-challenged mortgage assets. The Company's long track record of superior financial and portfolio performance through up-and-down credit cycles is attributable to its unique asset management and servicing approach. The Company also operates mortgage advisory and insurance product lines of business.

Company Highlights Name: Walter Investment Management Corp. Headquarters: Tampa, FL Ticker Symbol: NYSE Amex: WAC Stock Price: $11.24 per share (May 8, 2009 close) Market Capitalization: $232 million Fully Diluted Shares Outstanding: 20.6 million Financial: Total Assets $1.9 billion Total Debt $1.4 billion Pro forma Equity $476 million Operational: Employees 225 30 day delinquency rate 4.59% as of March 31, 2009 LTM realized losses as a % of portfolio 0.68% for the 12 months ended March 31, 2009 Servicer Ratings: S&P Average/Select Servicer Fitch RPS 3-

Our Strengths Experienced Management Expertise in Distressed Assets Unique Servicing Platform People Portfolio Performance Executive, asset & servicing management teams all average over 20 years of experience in the mortgage, origination, acquisition & servicing business Portfolio of $1.8 billion Equity of over $475 million Consistent, strong credit performance from a deeply sub- prime customer base Unique asset management approach establishes meaningful contact with borrowers - an important aspect of servicing a credit- challenged mortgage portfolio

What makes WIMC different? WIMC Portfolio originated through consistent, disciplined underwriting Acquisition / underwriting highly focused on income and ability to pay Evaluation of collateral performed internally 98% fixed rate mortgage portfolio No hybrid or exotic loan structures Well capitalized All debt is maturity matched and fixed rate; no built in refinancing or liquidity risk Decentralized, high-touch servicing platform Long history with a consistent track record Delinquency rates, defaults, foreclosures and REOs all well below industry averages Mortgage Market in General Credit standards loosened to generate more volume Acquisition / underwriting driven by appraisals & credit scores Appraisals done by third parties Significant ARM exposure; reset risk Interest only, no doc, 100%+ LTV and other exotic products Highly leveraged Funded by short-term, rate-sensitive debt Centralized, phone-bank based servicing platform Subject to "boom and bust" performance High and escalating delinquency rates, defaults, foreclosures and REOs

Our Approach to Servicing Our core philosophy is centered around doing what we can to keep customers in their homes and making their monthly payments We believe this is best accomplished through a "high-touch" approach to servicing This philosophy has allowed us to maintain strong and stable cash flows in varied economic environments We believe the primary reasons for our success are: Experienced staff at all levels Sense of "ownership" of accounts by servicing personnel Diligence in applying our proven techniques to all aspects of the servicing process Generating "prime" performance from "subprime" assets

History

History 1950 1990 2000 2007 1960 1980 2006 2008 1950 1990 2000 2007 1960 1980 2006 2008 Jim Walter starts a homebuilding business in Tampa, Fla., by buying and selling a home for a $300 profit KKR takes parent company private in a $2.4 billion LBO Most recent securitization completed, bringing total securitizations to more than $5 billion Spinoff from Walter Industries and merger with Hanover completed WMC is created to acquire and service mortgages originated by the homebuilding business $1.5 billion of asset-backed securities issued in WMC's first securitization Fitch awards RPS3 - servicer rating to WMC servicing platform and S&P adds the business to its "Select Servicer" list Mortgage warehouse paid off with capital provided by parent

Financial Overview

Historical Results - Walter's Financing Business (1) The Company defines EBITDA as net income before non-portfolio interest expense, taxes, depreciation and amortization. The Company considers portfolio interest expense to be cost of goods sold. (2) Non-recurring items in 2008 consist of $3.7 million in portfolio interest expense on warehouse facilities outstanding during part of 2008, goodwill impairment charges of $12.3 million, a non-recurring charge for interest rate hedge ineffectiveness of $17.0 million and a $3.9 million charge for insurance claims associated with Hurricanes Gustav and Ike, offset by a reduction in workers compensation liabilities at Cardem of $0.9 million which will not be part of the ongoing business. Non-recurring items in 2007 consist of a reduction in workers compensation liabilities at Cardem which will not be part of ongoing business of $0.9 million. (3) Normalized EBITDA represents EBITDA (as defined in (1)) from continuing operations.

Unaudited 12/31/2008 Historical Results Walter & Hanover Combined (1) The Company defines EBITDA as net income before non-portfolio interest expense, taxes, depreciation and amortization. The Company considers portfolio interest expense to be cost of goods sold. (2) Non-recurring items in 2008 consist of $3.7 million in portfolio interest expense on warehouse facilities outstanding during part of 2008, goodwill impairment charges of $12.3million, a non-recurring charge for interest rate hedge ineffectiveness of $17.0 million, a $3.9 million charge for insurance claims associated with Hurricanes Gustav and Ike, offset by a reduction in workers compensation liabilities at Cardem of $0.9 million which will not be part of ongoing business. (3) Hanover's EBITDA has been adjusted to normalize selling, general and administrative expenses to levels which are expected to be incurred going forward and to eliminate all other non-recurring income items. (4) Normalized EBITDA represents EBITDA (as defined in (1)) from continuing operations.

Unaudited 12/31/2008 Historical Results Walter & Hanover Combined Combined Pre-Tax income has been adjusted for unusual and/or non-recurring items to provide relevant information regarding the Company's ongoing continuing operations. Unusual/Non-Recurring items consist of: Hanover's earnings have been adjusted to normalize selling, general and administrative expenses to level which are expected to be incurred going forward and to eliminate all other non- recurring income and expense items. Walter's earnings have been adjusted for interest expense of $1.1 million that will no longer be incurred as a result of entering into a Tax Separation Agreement with Walter Energy, $3.7 million of interest expense on warehouse facilities outstanding during part of 2008, goodwill impairment charges which resulted in a goodwill book value of zero, interest rate hedge ineffectiveness charge (Walter has no current hedges in place and does not anticipate the need for hedges in the foreseeable future), catastrophic hurricane losses as losses of this magnitude are not experienced on a regular basis, and finally, the elimination of income and expense associated with Cardem which will not be part of the ongoing business.

Selected Financial Data - Loss Analysis *2008 results include a $7.9 million provision and $3.4 million of realized losses directly associated with an ARM loan portfolio purchased by a discontinued Ft. Worth, TX based loan acquisition unit. Excluding the impact of these losses, provision would be more comparable with historical performance. Remaining ARM portfolio balance is less than $30.0 million.

Proforma Balance Sheet Data (4) (1) Does not include discontinued operations for 2007. (2) Reflects the reduction of accrued interest and penalties which remain with Walter Energy in accordance with the Tax Separation Agreement entered into on April 17, 2009 as if the agreement had been in effect for each balance sheet date presented. Accrued interest and penalties were $17,400 and $18,800 at December 31, 2008 and 2007, respectively. (3) Reflects the reduction of deferred tax liabilities upon the conversion to REIT status as if the transaction had occurred on each balance sheet date which results in an increase to equity. Deferred tax liabilities were $55,530 and $61,504 at December 31, 2008 and 2007, respectively. (4) Please refer to exhibits for a reconciliation to the GAAP balance sheets. Hanover excluded due to immateriality on a go-forward basis and lack of comparability historically.

Mortgage Servicing

Why use a Field Servicing Approach? Credit challenged customers typically need assistance with prioritizing their financial responsibilities Our experience has shown that a high degree of direct contact, including face to face meetings, have a significant favorable impact Allows for "informal" credit counseling where appropriate Provides the best opportunity to find creative ways to cure delinquencies and keep customers in their homes Provides for a continuous and consistent approach to servicing individual accounts Allows for efficiencies in property management and REO sales Develops superior knowledge of local real estate markets Field staff are accountable for the overall performance of their individual portfolios The field force maximizes shareholder return by creating improved performance exceeding the additional cost inherent in maintaining the field organization.

Why is our Performance Superior? Our field servicing approach Meaningful, direct customer contact Field personnel supported by call center instead of vice versa Field personnel involved in all aspects of servicing, i.e. "cradle to grave" The knowledge, skills and experience of our field servicing organization distinguishes WIMC from other servicing organizations Our customers know us: Persistent & firm, but fair & reasonable Take us seriously Prefer to pay us first Willing to help them find a way to stay in their home We know our customers See them often Get to know them Effective arrangements Follow-up "Informal" credit counseling

Strong Portfolio of Assets Portfolio originated using disciplined, consistent underwriting processes Pro forma net book value of approximately $475 million as of 12/31/2008 Repayment of warehouse facilities resulted in approximately $400 million of unencumbered mortgage assets Consistently low loss severities on repossessed houses, with average book recoveries of 85.0% since 2003 Realized losses represented just 0.58% of the portfolio in FYE 2007 and 0.64% in FYE 2008 ARMs comprise less than 2% of the total portfolio

Portfolio Performance - Proven Track Record Note: Foreclosures in Blue; REO Inventory in Green

Delinquencies as Compared to Other Portfolios Industry average calculation considers all accounts in bankruptcy to be delinquent. Delinquencies are derived from a voluntary survey of over 120 mortgage lenders, including mortgage banks, commercial banks, thrifts, savings and loan associations, subservicers, and life insurance companies. The March 2009 Industry average has not yet been released WMC (internal) calculation ages accounts in bankruptcy based upon payments made in accordance with their bankruptcy plan

Experienced Field Servicing Organization Unmatched level of experience in the servicing industry VP Servicing 24 years with WMC 24 years in Industry VP Field Servicing 34 years with WMC 34 years in Industry Divisional Presidents Average 28 years with WMC Average 30 years in Industry Assistant Divisional Supervisors Average14 years with WMC Average 20 years in Industry Field Representatives Average 6 years with WMC Average 9 years in Industry

Geographic Areas and Dispersion of Accounts Field Servicing Personnel are distributed geographically, consistent with portfolio distribution TX 33% MS 15% AL 9% SC 6% FL 6% LA 6% GA 5% NC 4% Other 16%

Field Work Cycle for Delinquency/Default Management Field staff is involved "cradle to grave" with the borrower's account. Frequent interaction creates a strong relationship with the borrower and provides a strong working knowledge of the assets in their area. Accounts due for two or more payments are field reps' priority Field reps work delinquent accounts by phone and in- person visits. All activity is recorded and monitored in our collections system Field reps visit accounts in person when phone attempts are unsuccessful or when payment arrangements are broken Properties are inspected as to condition, occupancy, etc. Key focus is to return customer to current status and keep them in their homes If an account is placed into foreclosure, field reps perform all pre- and post-foreclosure property inspections Field reps and/or field supervisors arrange and oversee all necessary evictions, prepare REO condition reports and secure property Properties (REOs) are marketed, maintained, inspected, sold and closed by field reps REOs financed are serviced by the same field rep

Advisory & Insurance Services

Advisory Services Loan sale advisory services include: Complete portfolio analysis Portfolio market valuation & structuring Preparation of loan portfolio offerings Auctioning of loan portfolios through www.HanoverTrade.com Analysis of bids Oversight of contractual documentation process Supplemental review of data provided by a third party vender Oversight of closing process Valuation services include: Independent valuation services for mortgage portfolios and mortgage securities Valuation of other financial assets including commercial loans, commercial real estate loans and consumer loans of all types

Insurance Services Places fire and extended insurance coverage for homeowners through agency operations Provides reinsurance coverage for mortgage and fire insurance through captive insurance operation Reinsurance risk is shared with third-party insurance company on voluntary business, with Walter Investment retaining 70% of the risk Risk is fully retained by Walter Investment for force-placed coverage Provides insurance coverage for all Real Estate Owned properties

Growth Strategy

Business Capabilities Subsequent to the Merger Asset management and loan portfolio servicing, with specific expertise in: Sub prime and distressed portfolios Sourcing, diligence, valuation, acquisition, sale and management of loan portfolios A field-based, high touch servicing approach where an increased level of direct interaction with borrowers or assets is desired or needed Handling early delinquencies, serious delinquencies, foreclosures, bankruptcies and REO Use of a broad range of loss mitigation skills including forbearances, modifications, property management, and sale & marketing of REO Broad range of loan sale advisory and valuation services Underwriting, due diligence and valuation of loans and asset-backed securities Data mapping, tracking, surveillance and reporting of loan portfolio information Portfolio filtering, stratification, analysis and structuring Sales, auctions, restructurings and modifications of loan portfolios Mortgage related insurance servicing and insurance agency services

Growth Initiatives Top priority will be maximizing the performance and cash flow of the current mortgage portfolio Explore opportunities to extend our asset management and servicing expertise to other pools of assets We may or may not have an equity interest in these assets Leverages our asset management and servicing organization's available capacity Further develop and improve our existing platform, principally through investment in IT and personnel Expand the business geographically where needed Extend insurance offerings into other types of insurance coverages

Appendix

Reconciliation to GAAP Financial Statements Unaudited 2008 2008 GAAP Pro forma Non-GAAP Balance Sheet Adjustments Balance Sheet Cash and cash equivalents $ 1,319 $ — $ 1,319 Short-term investments, restricted 49,196 — 49,196 Instalment notes receivables, net 1,767,838 — 1,767,838 Inventory — Houses held for resale 48,198 — 48,198 Unamortized debt expense 19,745 — 19,745 Other Assets 12,545 — 12,545 Goodwill — - -Total Assets $ 1,898,841 $ — $ 1,898,841 Accounts payable $ 2,306 $ — $ 2,306 Accrued expenses (1) 54,252 (17,400) 36,852 Deferred tax liabilities (2) 55,530 (55,530) -Mortgage-backed/asset backed notes 1,372,821 — 1,372,821 Accrued interest 9,717 - 9,717 Other Liabilities 748 — 748 Equity(2) 403,467 72,930 476,397 Total Liabilities & Equity $ 1,898,841 $ — $ 1,898,841 (1) Reflects the reduction of accrued interest and penalties which remain with Walter Energy in accordance with the Tax Separation Agreement entered into on April 17, 2009 as if the agreement had been in effect for the balance sheet date presented. Accrued interest and penalties were $17,400 at December 31, 2008. (3) Reflects the reduction of deferred tax liabilities upon the conversion to REIT status as if the transaction had occurred on the balance sheet date which results in an increase to equity. Deferred tax liabilities were $55,530 at December 31, 2008. Hanover excluded due to immateriality on a go-forward basis and lack of comparability historically. 34

Reconciliation to GAAP Financial Statements 2007 2007 GAAP Pro forma Non-GAAP Balance Sheet Adjustments Balance Sheet Cash and cash equivalents $ 3,122 $ — $ 3,122 Short-term investments, restricted 69,120 — 69,120 Instalment notes receivables, net 1,824,765 — 1,824,765 Inventory - Houses held for resale 36,407 — 36,407 Unamortized debt expense 21,786 — 21,786 Other Assets 9,867 - 9,867 Goodwill 12,291 — 12,291 Assets of discontinued operations (1) 72,162 (72,162) -Total Assets $ 2,049,520 $ (72,162) $ 1,977,358 Accounts payable $ 2,444 $ — $ 2,444 Accrued expenses (2) 57,660 (18,800) 38,860 Deferred tax liabilities (3) 61,504 (61,504) -Mortgage-backed/asset backed notes 1,706,218 — 1,706,218 Accrued interest 11,953 — 11,953 Other Liabilities 10,313 — 10,313 Liabilities of discontinued operations (1) 275,159 (275,159) -Equity(3) (75,731) 283,301 207,570 Total Liabilities & Equity $ 2,049,520 $ (72,162) $ 1,977,358 (1) The non-GAAP balance sheet excludes discontinued operations. (2) Reflects the reduction of accrued interest and penalties which remain with Walter Energy in accordance with the Tax Separation Agreement entered into on April 17, 2009 as if the agreement had been in effect for the balance sheet date presented. Accrued interest and penalties were $18,800 at December 31 2007. (3) Reflects the reduction of deferred tax liabilities upon the conversion to REIT status as if the transaction had occurred on the balance sheet date which results in an increase to equity. Deferred tax liabilities were $61,504 at December 31, 2007. Hanover excluded due to immateriality on a go-forward basis and lack of comparability historically. 35